Exhibit 24

                                POWER OF ATTORNEY

     I hereby appoint Michael T. Chalifoux or Warren A. McCollough my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 2002 and any amendment which such attorney-in-fact may deem appropriate or necessary.

                                         Signature:  /s/Carolyn H. Byrd
                                         Print Name:  Carolyn H. Byrd
                                         Title:       Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

     I hereby appoint Warren A. McCollough my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 2002 and any amendment which such attorney-in-fact may deem appropriate or necessary.


                                         Signature:  /s/Michael T. Chalifoux
                                         Print Name:  Michael T. Chalifoux
                                         Title:       Executive Vice President,
                                                      Chief Financial Officer
                                                      and Corporate Secretary

                                                                      Exhibit 24


                                POWER OF ATTORNEY

     I hereby appoint Michael T. Chalifoux or Warren A. McCollough my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 2002 and any amendment which such attorney-in-fact may deem appropriate or necessary.

                                         Signature:  /s/Richard N. Cooper
                                         Print Name:  Richard N. Cooper
                                         Title:       Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

     I hereby appoint Michael T. Chalifoux or Warren A. McCollough my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 2002 and any amendment which such attorney-in-fact may deem appropriate or necessary.

                                         Signature:  /s/Barbara S. Feigin
                                         Print Name:  Barbara S. Feigin
                                         Title:       Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

     I hereby appoint Michael T. Chalifoux or Warren A. McCollough my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 2002 and any amendment which such attorney-in-fact may deem appropriate or necessary.

                                         Signature:  /s/James F. Hardymon
                                         Print Name:  James F. Hardymon
                                         Title:       Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

     I hereby appoint Michael T. Chalifoux or Warren A. McCollough my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 2002 and any amendment which such attorney-in-fact may deem appropriate or necessary.

                                         Signature:  /s/Robert S. Jepson Jr.
                                         Print Name:  Robert S. Jepson Jr.
                                         Title:       Director

                                                                      Exhibit 24


                                POWER OF ATTORNEY

     I hereby appoint Michael T. Chalifoux my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 2002 and any amendment which such attorney-in-fact may deem appropriate or necessary.


                                         Signature:  /s/Warren A. McCollough
                                         Print Name:  Warren A. McCollough
                                         Title:       President and
                                                      Chief Executive Officer

                                                                      Exhibit 24

                                POWER OF ATTORNEY

     I hereby appoint Michael T. Chalifoux or Warren A. McCollough my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 2002 and any amendment which such attorney-in-fact may deem appropriate or necessary.

                                         Signature:  /s/Hugh G. Robinson
                                         Print Name:  Hugh G. Robinson
                                         Title:       Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

     I hereby appoint Michael T. Chalifoux or Warren A. McCollough my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 2002 and any amendment which such attorney-in-fact may deem appropriate or necessary.

                                         Signature:  /s/Paula G. Rosput
                                         Print Name:  Paula G. Rosput
                                         Title:       Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

     I hereby appoint Michael T. Chalifoux or Warren A. McCollough my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 2002 and any amendment which such attorney-in-fact may deem appropriate or necessary.

                                         Signature:  /s/Mikael Salovaara
                                         Print Name:  Mikael Salovaara
                                         Title:       Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

     I hereby appoint Michael T. Chalifoux or Warren A. McCollough my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 2002 and any amendment which such attorney-in-fact may deem appropriate or necessary.

                                         Signature:  /s/Richard L. Sharp
                                         Print Name:  Richard L. Sharp
                                         Title:       Chairman

                                                                      Exhibit 24

                                POWER OF ATTORNEY

     I hereby appoint Michael T. Chalifoux or Warren A. McCollough my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 2002 and any amendment which such attorney-in-fact may deem appropriate or necessary.

                                         Signature:  /s/John W. Snow
                                         Print Name:  John W. Snow
                                         Title:       Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

     I hereby appoint Michael T. Chalifoux or Warren A. McCollough my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 2002 and any amendment which such attorney-in-fact may deem appropriate or necessary.

                                         Signature:  /s/Carolyn Y. Woo
                                         Print Name:  Carolyn Y. Woo
                                         Title:       Director